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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                SEPTEMBER 17, 1996
                (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))



                              ROC COMMUNITIES, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         MARYLAND                    001-12258               84-1226771
(STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
    OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NUMBER)


6430 SO. QUEBEC STREET, ENGLEWOOD, COLORADO                     80111
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                (303) 741-3707
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.

MERGER WITH CHATEAU

    On September 17, 1996, ROC Communities, Inc. (the "Company") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement") among the Company, Chateau Properties, Inc. ("Chateau") and R Acquisition Sub ("RSub"), which contemplates a strategic business combination transaction pursuant to which RSub will merge with the Company, with the Company surviving the merger (the "Merger").

    As a result of the Merger, each outstanding share of common stock, par value $.01 per share, of the Company ("Company Common Stock") and each outstanding share of non-voting redeemable stock, par value $.01 per share, of the Company will be converted into 1.042 shares of common stock, par value $.01 per share, of Chateau ("Chateau Common Stock"). The Amended Merger Agreement provides that Chateau will declare and pay a stock dividend on the Chateau Common Stock equal to 3.16% (in the aggregate) of the outstanding Chateau Common Stock (on a fully diluted basis) to securityholders of record immediately prior to the effective time of the Merger. The dividend will be declared prior to, but is contingent upon, the consummation of the Merger. The Merger is subject to a number of conditions, as described in the Amended Merger Agreement.

    In connection with the execution of the Amended Merger Agreement, Chateau has agreed to waive in part the provisions of a standstill agreement applicable to the Company, and, as a result, the Company is permitted to purchase up to 7% of the outstanding shares of Chateau Common Stock. However, the Company has not made any determination at this time as to the number of shares of Chateau Common Stock it will purchase pursuant to such right, or whether the Company will purchase any such shares. Pursuant to such waiver, the Company has agreed to vote all shares of Chateau Common Stock owned by the Company in favor of the Merger.

    Effective upon consummation of the Merger, two of Chateau's seven directors will resign and the size of Chateau's board of directors will be increased by three directors to a total of ten directors, and the Company will have the right to appoint five of those ten directors.

    In connection with the execution of the Amended Merger Agreement, the Company also entered into (i) a First Amendment, dated as of September 17, 1996, to the Stock Option Agreement between the Company and Chateau, and (ii) a First Amendment, dated as of September 17, 1996, to the Agreement and Irrevocable Proxy among C.G. Kellogg, Tamara D. Fischer, John A. Boll and the Company, in each case in order to make certain technical and conforming amendments.

SHAREHOLDER RIGHTS AGREEMENT

    On September 17, 1996, the Board of Directors of the Company declared a dividend of one right to purchase preferred stock ("Right") for each outstanding share of the Company Common Stock to stockholders of record at the close of business on September 30, 1996 (the "Record Date") and for each share of Company Common Stock issued (including shares

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distributed from the Company's treasury) by the Company thereafter and prior to the Distribution Date (as defined below). Each Right entitles the registered holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $.01 per share ("Preferred Stock"), of the Company, at a purchase price of $70.00 per Unit (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and KeyBank National Association, as Rights Agent (the "Rights Agent").

    Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights certificates will be distributed. The Rights will separate from the Company Common Stock and the "Distribution Date" will occur upon the earliest to occur of (i) 10 business days following a public announcement (the date of such announcement being the "Stock Acquisition Date") that (a) a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock or (b) a majority of the independent directors of the Company has, in accordance with the criteria set forth in the Rights Agreement, declared a person who beneficially owns at least 10% of the then outstanding shares of Company Common Stock to be an "Adverse Person," (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the then outstanding shares of Company Common Stock (other than a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms that a majority of the independent directors of the Company determines to be fair to and otherwise in the best interests of the Company and its stockholders), and (iii) the date on which it is publicly announced that a person or group has become the beneficial owner of 40% or more of the then outstanding shares of Company Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (including shares distributed from the Company's treasury) will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates evidencing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock evidenced by such certificates.

    The Rights are not exercisable until the Distribution Date and will expire at the close of business on September 30, 2006, unless the Rights are earlier redeemed or exchanged by the Company.

    As soon as practicable after the Distribution Date, separate Certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

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    In the event (a "Flip-In Event") that (i) a person becomes an Acquiring
Person (other than pursuant to a Flip-Over Event (as defined below)), (ii) a majority of the independent directors of the Company declares a person to be an Adverse Person, (iii) the Company is the surviving corporation in a merger with an Acquiring Person and shares of Company Common Stock shall remain outstanding,
(iv) an Acquiring Person or an Adverse Person engages in one or more "self-dealing" transactions specified in the Rights Agreement, or (v) during such time as there is an Acquiring Person or an Adverse Person, an event occurs which results in such Acquiring Person's or Adverse Person's ownership interest being increased by more than 1% (E.G., by means of a reverse stock split or recapitalization), THEN, in each such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units of Preferred Stock (or, in certain circumstances, Company Common Stock, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price multiplied by the number of Units of Preferred Stock issuable upon exercise of a Right prior to the Flip-In Event. Notwithstanding the foregoing, following the occurrence of any Flip-In Event all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or Adverse Person (or by certain related parties) will be null and void.

    In the event (a "Flip-Over Event") that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation (other than a merger described in the preceding paragraph), (ii) any person consolidates or merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of any other Person, or (iii) 50% or more of the Company's assets or earning power is sold or transferred, THEN, in each such case, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person or Adverse Person having a value equal to two times the exercise price of the Right.

    The Purchase Price payable, and the number of Units of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to the holders of the Preferred Stock of evidences of indebtedness, cash or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

    With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional Units. In lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock prior to the date of exercise.

    At any time prior to the Distribution Date, a majority of the independent directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), subject to adjustment in certain events, payable, at the election of such

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majority of the independent directors, in cash, shares of Company Common
Stock or such other form of consideration as the independent directors may determine. Immediately upon effectiveness of the action of a majority of the independent directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

    At any time prior to the Distribution Date, the Company may exchange the Rights (other than Rights owned by an Acquiring Person or an Adverse Person, or an affiliate or an associate of an Acquiring Person or an Adverse Person, which will have become void), in whole or in part, for Units of Preferred Stock at an exchange ratio determined as provided in the Rights Agreement.

    Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units of Preferred Stock (or other consideration) or are exchanged as provided in the preceding paragraph.

    Any of the provisions of the Rights Agreement may be amended without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; PROVIDED, HOWEVER, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

    The Units of Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable and subordinate to any other shares of preferred stock that may be issued by the Company. Each Unit of Preferred Stock will have a minimum preferential quarterly dividend of $.01 per Unit or any higher per share dividend declared on the Company Common Stock.

    In the event of liquidation of the Company, the holder of a Unit of Preferred Stock will receive a preferred liquidation payment equal to $1.00 per Unit.

    Each Unit of Preferred Stock will have one vote, voting together with the Company Common Stock.

    In the event of any merger, consolidation or other transaction in which shares of Company Common Stock are exchanged, each Unit of Preferred Stock will be entitled to receive the per share amount paid in respect of each share of Company Common Stock.

    The rights of holders of the Preferred Stock to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

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    Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of Company Common Stock.

    The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by a majority of the independent directors of the Company, unless the offer is conditioned on a substantial number of Rights being acquired. However, the Rights should not interfere with any merger or other business combination approved by a majority of the independent directors because the Rights may be redeemed by the Company at $.01 per Right at any time on or prior to the tenth business day following the Stock Acquisition Date (subject to extension by a majority of the independent directors); PROVIDED, HOWEVER, that the rights will cease to be redeemable if any person or group acquires beneficial ownership of 40% or more of the outstanding Company Common Stock. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. However, the effect of the Rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial equity position in the equity securities of, or seeking to obtain control of, the Company. To the extent any potential acquirors are deterred by the Rights, the Rights may have the effect of preserving incumbent management in office.

    A copy of the Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights is attached as Exhibit 7.4 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement.

BYLAW AMENDMENTS

    Also on September 17, 1996, the Company amended its bylaws to elect to have the Maryland Control Share Statute apply to acquisitions of stock in the Company, and to increase the percentage number of shares required to be held by stockholders of the Company in order to call a special meeting of stockholders from 10% to 50%. A copy of the Restated Bylaws of the Company (as amended through September 17, 1996) is attached as Exhibit 7.6

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    Exhibit 7.1 Amended and Restated Agreement and Plan of Merger, dated as of September 17, 1996, among ROC Communities, Inc., Chateau Properties, Inc. and R Acquisition Sub, Inc.

    Exhibit 7.2 First Amendment, dated as of September 17, 1996, to the Stock Option Agreement between Chateau Properties, Inc., as issuer, and ROC Communities, Inc., as grantee.

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    Exhibit 7.3    First Amendment, dated as of September 17, 1996, to the
                   Agreement and Irrevocable Proxy by and between C.G. Kellogg, Tamara D. Fischer and John A. Boll and ROC Communities, Inc.

    Exhibit 7.4 Rights Agreement, dated as of September 18, 1996, by and between ROC Communities, Inc. and KeyBank National Association, as Rights Agent (including the form of Rights Certificate as Exhibit A, the Summary Description of Rights and Preferred Stock as Exhibit B, and the form of Articles Supplementary classifying and designating the Preferred Stock as Exhibit C).

    Exhibit 7.5 Articles Supplementary to the Articles of Incorporation of ROC Communities, Inc. classifying and designating the Series A Junior Participating Preferred Stock.

    Exhibit 7.6 Restated Bylaws of ROC Communities, Inc. (as amended through September 17, 1996).

    Exhibit 7.7 Press Release issued by ROC Communities, Inc. on September 18, 1996 announcing that the Company had entered into the Amended Merger Agreement.

    Exhibit 7.8 Press Release issued by ROC Communities, Inc. on September 18, 1996 announcing the adoption of the Rights plan and the amendment of the Bylaws.


















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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

September 20, 1996


                                    ROC COMMUNITIES, INC.


                                    By:  /s/  GARY P. MCDANIEL
                                       --------------------------------------
                                       Gary P. McDaniel
                                       President and Chief Executive Officer
























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                               EXHIBIT INDEX



EXHIBIT NO.                                DESCRIPTION
- -----------                                -----------

Exhibit 7.1 Amended and Restated Agreement and Plan of Merger, dated as of September 17, 1996, among ROC Communities, Inc., Chateau Properties, Inc. and R Acquisition Sub, Inc.


Exhibit 7.2 First Amendment, dated as of September 17, 1996, to the Stock Option Agreement between Chateau Properties, Inc., as issuer, and ROC Communities, Inc., as grantee.


Exhibit 7.3 First Amendment, dated as of September 17, 1996, to the Agreement and Irrevocable Proxy by and between C.G. Kellogg, Tamara D. Fischer and John A. Boll and ROC Communities, Inc.


Exhibit 7.4 Rights Agreement, dated as of September 18, 1996, by and between ROC Communities, Inc. and KeyBank National Association, as Rights Agent (including the form of Rights Certificate as Exhibit A, the Summary Description of Rights and Preferred Stock as Exhibit B, and the form of Articles Supplementary classifying and designating the Preferred Stock as Exhibit C).


Exhibit 7.5 Articles Supplementary to the Articles of Incorporation of ROC Communities, Inc. classifying and designating the Series A Junior Participating Preferred Stock.


Exhibit 7.6 Restated Bylaws of ROC Communities, Inc. (as amended through September 17, 1996).


Exhibit 7.7 Press Release issued by ROC Communities, Inc. on September 18, 1996 announcing that the Company had entered into the Amended Merger Agreement.


Exhibit 7.8 Press Release issued by ROC Communities, Inc. on September 18, 1996 announcing the adoption of the Rights plan and the amendment of the Bylaws.














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